UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Heritage Drive, Suite 200

Jupiter, FL 33458

(Address of principal executive offices, including zip code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 14, 2026, Ligand Pharmaceuticals Incorporated, a Delaware corporation (the “Company”), completed its previously announced merger pursuant to the terms of that certain Agreement and Plan of Merger, dated April 27, 2026, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated May 16, 2026 (as amended, the “Merger Agreement”), by and among the Company, XOMA Royalty Corporation, a Nevada corporation (“XOMA Royalty”), Flex Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”), and XOMA Royalty Holdings Corporation, a Nevada corporation (“HoldCo”). Pursuant to the Merger Agreement, XOMA Royalty effected the Holding Company Reorganization (as defined below), and Merger Sub merged with and into HoldCo (the “Merger”), with HoldCo surviving the Merger as a wholly owned subsidiary of the Company (the “Closing”).

In connection with the Closing, the Company, as borrower, entered into that certain Amended and Restated Credit Agreement, dated July 14, 2026 (the “Amended Credit Agreement”), by and among the Company, certain of its subsidiaries, as Guarantors (as defined therein), the Lenders (as defined therein) party thereto, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (each as defined therein), which amends and restates in its entirety that certain Credit Agreement, dated as of October 12, 2023, by and among the Company, as borrower, certain of its subsidiaries, as Guarantors (as defined therein), the Lenders (as defined therein) party thereto, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (each as defined therein), as amended to date.

The Amended Credit Agreement provides for a $125.0 million revolving credit facility with a maturity date of September 12, 2028.

Borrowings under the Amended Credit Agreement are secured by certain collateral of the Company and the Guarantors and are guaranteed by all of the Company’s material domestic subsidiaries, each of whom will derive substantial benefit from the revolving credit facility. In specified circumstances, additional guarantors are required to be added. The Amended Credit Agreement contains various restrictive covenants subject to certain exceptions, including limitations on the Company’s ability to incur indebtedness and certain liens, make certain investments, become liable under contingent obligations in certain circumstances, make certain restricted payments, make certain dispositions within guidelines and limits, engage in certain affiliate transactions, alter its fundamental business or make certain fundamental changes, and requirements to maintain financial covenants, including maintaining a consolidated senior secured net leverage ratio of no greater than 2.50 to 1.00 (increasing to, at the election of the Company, 3.00 to 1.00 with respect to the fiscal quarter in which a material permitted acquisition is consummated (other than the Merger) and the immediately subsequent three fiscal quarters thereafter) and maintaining minimum consolidated EBITDA (as defined in the Amended Credit Agreement) for any trailing four-quarter period of not less than (i) from the fiscal quarter ended June 30, 2026 to (and including) the fiscal quarter ending March 31, 2027, $100 million, and (ii) from and after the fiscal quarter ending June 30, 2027, $150 million.

The Company’s consolidated total net leverage ratio determines pricing under the Amended Credit Agreement. At the Company’s option, borrowings under the revolving credit facility accrue interest at a rate equal to either Term SOFR Rate or a specified base rate plus an applicable margin. The margins range from 1.75% to 2.50% per annum for Term SOFR Rate loans and 0.75% to 1.50% per annum for base rate loans. The revolving credit facility is subject to a commitment fee payable on the unused revolving credit facility commitments ranging from 0.300% to 0.450%, depending on the Company’s consolidated total net leverage ratio. The Company is also required to pay certain fees to the Administrative Agent and L/C Issuer under the revolving credit facility. During the term of the revolving credit facility, the Company may borrow, repay and re-borrow amounts available under the revolving credit facility, subject to voluntary reductions of the swing line, letter of credit and revolving credit commitments.

In addition, the Amended Credit Agreement includes events (including, without limitation, a non-payment under the loan, a breach of warranties and representations in any material respect, non-compliance with covenants by a loan party, cross-default for payment defaults and cross-acceleration for other defaults under material debt or a change of control) which, if not cured within the time period, if any, specified would constitute an event of default. Upon the occurrence of such events of default, the Company could not request borrowings and the lenders may elect to accelerate the outstanding principal and accrued and unpaid interest under the revolving credit facility. Further, outstanding principal and accrued and unpaid interest thereon automatically accelerate upon the entry of an order for relief with respect to any loan party under any bankruptcy, insolvency or other similar law.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified by the full text of the Amended Credit Agreement, which the Company expects to file with the Securities and Exchange Commission as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2026.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in the first paragraph of item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Unless the context otherwise requires, all references in this Current Report on Form 8-K to “XOMA Royalty” refers to HoldCo. Following the Holding Company Reorganization, HoldCo assumed all obligations of XOMA Royalty under the Merger Agreement.

On July 14, 2026, the Company consummated the previously announced Merger with HoldCo in accordance with the terms of the Merger Agreement. Pursuant to the Merger Agreement, XOMA Royalty effected the Holding Company Reorganization (as defined below) prior to giving effect to the Merger.

The Merger

Pursuant to the Merger Agreement, at the time the Merger became effective (the “Effective Time”), each share of common stock, par value $0.0075 per share, of XOMA Royalty (the “Shares”) issued and outstanding immediately prior to the Effective Time (other than certain Shares canceled pursuant to the Merger Agreement and Dissenting Shares (as defined in the Merger Agreement)) was automatically converted into the right to receive (i) $39.00 per Share in cash, without interest, and subject to deduction for any required withholding tax, plus (ii) an amount of contingent value rights (each, a “CVR”) representing a right to receive contingent payments derived from the CVR Trust’s interest in XOMA Royalty LLC (as defined below) in accordance with the CVR Agreement (as defined in the Merger Agreement) (as further described below under the heading “CVR Spin”) (clauses (i) and (ii) collectively, the “Merger Consideration”).

In addition, pursuant to the Merger Agreement, on July 14, 2026, prior to the Effective Time, each share of XOMA Royalty’s 8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share (the “Series A Preferred Stock”), and 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share (the “Series B Preferred Stock”, together with the Series A Preferred Stock, the “Perpetual Preferred Stock”), was redeemed in accordance with the terms of the applicable certificate of designation governing such Perpetual Preferred Stock, including payment of all accrued and unpaid dividends thereon through the date of such redemption.

The Merger Agreement also specified the treatment of XOMA Royalty’s outstanding equity awards and warrants in connection with the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on April 27, 2026 and which is incorporated herein by reference.

The information set forth under the heading “Support Agreement” in Item 1.01 of the Current Report on Form 8-K filed by the Company with the SEC on April 27, 2026 is incorporated herein by reference.

Holding Company Reorganization

Prior to the Effective Time, XOMA Royalty effected a holding company reorganization (the “Holding Company Reorganization”) pursuant to NRS Chapter 92A, whereby (i) XRH Merger Sub, Corp., a Nevada corporation and a direct, wholly owned subsidiary of HoldCo, merged with and into XOMA Royalty, with XOMA Royalty surviving as a direct, wholly owned subsidiary of HoldCo and HoldCo becoming a holding company of XOMA Royalty, (ii) each Share issued and outstanding immediately prior to the effectiveness of the Holding Company Reorganization was automatically converted into one share of common stock of HoldCo, having the same rights, powers and preferences as such Share, and (iii) each of XOMA Royalty’s equity-based awards outstanding immediately prior to the effectiveness of the Holding Company Reorganization was automatically converted into a corresponding award with respect to shares of HoldCo common stock on the same terms and conditions.

CVR Spin

Following the completion of the Holding Company Reorganization, the following transactions were effected in the order set forth below (collectively, the “CVR Spin”):

(i)

following the effective time of the Holding Company Reorganization, immediately prior to the Effective Time, HoldCo caused XOMA Royalty to convert from a Nevada corporation into a Delaware limited liability company named XOMA Royalty LLC (the “RemainCo Conversion” and the as converted entity, “XOMA Royalty LLC”);

(ii)

following the RemainCo Conversion, HoldCo caused XOMA Royalty LLC to transfer to HoldCo (or one or more designees of HoldCo) the HoldCo Business Assets and Business Liabilities (as each such term is defined in the Merger Agreement) (such transactions, collectively, the “Asset/Liability Transfer”);

(iii)

following the Asset/Liability Transfer, HoldCo contributed 75% of the issued and outstanding limited liability company units of XOMA Royalty LLC to the trust (the “CVR Trust”) established pursuant to the trust agreement entered into prior to the Effective Time by and among HoldCo, the trustee thereunder (the “Trustee”), and XOMA Royalty LLC (the “CVR Trust Agreement”) (the “Trust Contribution”), to be held and administered by the Trustee in accordance with the CVR Trust Agreement for the benefit of the holders of CVRs; and

(iv)

following the Trust Contribution, HoldCo paid, on a pro rata basis, to each holder of record of HoldCo common stock and HoldCo preferred stock (on an as-converted-to-common basis) as of immediately prior to the Effective Time as additional Merger Consideration, CVRs representing the right to receive contingent payments derived from the CVR Trust’s interest in XOMA Royalty LLC in accordance with the CVR Trust Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 14, 2026, the Company issued a press release announcing the completion of the Merger. A copy of the press release is furnished hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The Company will provide the financial statements required to be filed by Item 9.01(a) of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(b) Pro forma financial information

The Company will provide the pro forma financial statements required to be filed by Item 9.01(b) of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(d) Exhibits.

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated as of April 27, 2026, by and among XOMA Royalty Corporation, Ligand Pharmaceuticals Incorporated and Flex Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 27, 2026).

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 16, 2026, by and among XOMA Royalty Corporation, XOMA Royalty Holdings Corporation, Ligand Pharmaceuticals Incorporated and Flex Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 18, 2026).

10.1*	Form of Support Agreement, dated as of April 27, 2026, entered into by Ligand Pharmaceuticals Incorporated, Flex Merger Sub, Inc. and the Supporting Stockholders (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 27, 2026).

99.1	Press Release of Ligand Pharmaceuticals Incorporated, dated July 14, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: July 14, 2026	By:	/s/ Andrew Reardon
	Name:	Andrew Reardon
	Title:	Chief Legal Officer and Secretary